UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 4, 2011

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Public Offering of additional 1,000,000 6.875% Series J Cumulative Redeemable Preferred Shares by Vornado Realty Trust

On August 5, 2011, Vornado Realty Trust (the “Company”) issued and sold 1,000,000 of its 6.875% Series J Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share (“Series J Preferred Shares”), at $25.00 per share, plus accrued dividends from July 1, 2011, in a public offering (the “Offering”) pursuant to an effective registration statement.  The Series J Preferred Shares issued on August 5, 2011 form a single series with 7,000,000 Series J Preferred Shares issued on April 20, 2011, 1,050,000 Series J Preferred Shares issued on April 21, 2011 and 800,000 Series J Preferred Shares issued on May 10, 2011.  In connection with the sale, the Company caused Articles Supplementary classifying 1,000,000 of the Company’s authorized preferred shares of beneficial interest as additional Series J Preferred Shares (the “Articles Supplementary”) to be executed under seal in its name and filed with the Maryland State Department of Assessments and Taxation on August 4, 2011.  A copy of the Articles Supplementary is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.  Other Events.

The opinion of Venable LLP with respect to the validity of the 1,000,000 Series J Preferred Shares issued and sold on August 5, 2011 is attached hereto as Exhibit 5.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

3.1           Articles Supplementary Classifying and Designating 1,000,000 Preferred Shares of Beneficial Interest as 6.875% Series J Cumulative Redeemable Preferred Shares (liquidation preference $25.00 per share).

5.1           Opinion of Venable LLP as to validity of the 1,000,000 Series J Preferred Shares issued and sold on August 5, 2011.

23.1         Consent of Venable LLP (included in Exhibit 5.1).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: August 5, 2011

Exhibit Index

3.1

Articles Supplementary Classifying and Designating 1,000,000 Preferred Shares of Beneficial Interest as 6.875% Series J Cumulative Redeemable Preferred Shares (liquidation preference $25.00 per share).

5.1	Opinion of Venable LLP as to validity of the 1,000,000 Series J Preferred Shares issued and sold on August 5, 2011.

23.1	Consent of Venable LLP (included in Exhibit 5.1).